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                                                                    EXHIBIT 23.1



                 CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8), pertaining to the Restated 1995 Stock Incentive Plan of our report dated October 16, 1998, with respect to the consolidated financial statements of March Information Systems Limited for the year ended March 31, 1998 included in ISS Group, Inc.'s Form 8-K/A filed with the Securities and Exchange Commission.


                                                                   Ernst & Young

Reading, England
December 16, 1998